UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                          Material Modification to Rights of Security Holders.

As previously disclosed on October 6, 2016, Signet Jewelers Limited (the “Company”) issued Series A Convertible Preference Shares, par value $0.01 per share (the “Series A Convertible Preference Shares”), to Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC and LGP Associates VI-B LLC (collectively, the “Investors”) pursuant to the Investment Agreement, dated as of August 24, 2016, by and among the Company and the Investors, with each share having the powers, designations, preferences, and other rights of the shares of such series as set forth in the Certificate of Designation of Series A Convertible Preference Shares, filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K on October 6, 2016 (the “Certificate of Designation”). On November 2, 2016, the board of directors of the Company approved certain changes to the Certificate of Designation, including the following:

(a) (i) Elimination of the right of holders of Series A Convertible Preference Shares to receive dividends or other distributions declared on the Company’s common shares, par value $0.18 per share (the “Common Shares”) (which right with respect to the Company’s regular quarterly cash dividends was limited to those in excess of the Common Dividend Threshold (as defined in the restated Certificate of Designation attached hereto)) and (ii) inclusion of adjustments to the conversion rate in the event of any dividend, distribution, spin-off or certain other events or transactions in respect of the Common Shares; and

(b) Addition of a requirement for approval by the holders of the majority of the issued Series A Convertible Preference Shares for the declaration or payment by the Company of any dividends or other distributions on the Common Shares other than (i) regularly declared quarterly cash dividends paid on the issued Common Shares in any calendar quarter in an amount per share that is not more than the Common Dividend Threshold for such quarter and (ii) any dividends or other distributions which are paid or distributed at the same time on the Common Shares and the Series A Convertible Preference Shares, provided that the amount paid or distributed to the Series A Convertible Preference Shares is based on the number of Common Shares into which such Series A Convertible Preference Shares could be converted on the applicable record date for such dividends or other distributions.

The restated Certificate of Designation, effective as of November 2, 2016, is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.                          Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto, which is incorporated herein by reference.

Exhibit No.	Description

3.1	Certificate of Designation of Series A Convertible Preference Shares, Par Value $0.01 Per Share, of Signet Jewelers Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: November 3, 2016	By:	/s/ Michele Santana
	Name:	Michele Santana
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Series A Convertible Preference Shares, Par Value $0.01 Per Share, of Signet Jewelers Limited.